ACQUISITION OF POLISH PROPERTY

PUBLIC NOTARY`S OFFICE IN PILA
ELZBIETA WADOWSKA - PUBLIC NOTARY
UL. 14 LUTEGO NR. 16
TEL.FAX. 212-26-08


                                                     COPY
                                                     Repertorium "A" number
10256/1999


                                 NOTARY'S DEED


On the twenty ninth of September of nineteen ninety nine (29.09.1999) year, in front of me Elzbieta Wadowska, BA in Law, was present in my office in Pila, 14 Luty Street nr.16 following party:-----------------------------

    1) Mr. PIOTR FORSZPANIAK, son of Jan and Anna, resident in Trzcianka, Mickiewicza Street nr.62/4 appointed in this document as a legal executor of bankruptcy of a company Zaklad Produkcji Drzewnej "Las" in Trzcianka owned by Jerzy Rawczynski. An appointment was proved by revealing a sentence of Regional Court in Pila dated 6th of January 1998 ( act VU 22/97) decreeing a bankruptcy of a company from the very same date.----------------------------


    2) Mr. BJARNE HASTRUP VARRE, Norwegian citizen, born 20th of August 1949, declared residence in 2765 Estoril, Afonso Henriques Av. 538, Portugal.------

    3) Mr. ERWIN ZAJKOWSKI, Swedish citizen, born 18th of July 1960, declared residence in 2780 Oeiras, Quinta da Fonte Casa de Quinta, Portugal.--------

Mr. Bjarne Hastrup Varre and Mr. Erwin Zajkowski are members of the Board of "NORTHSTAR POLAND LTD." with office in Trzciamka, 27 Stycznia Street nr.47/48 which was proved by valid copy of Commercial Registration Section B Nr. 1519 dated 17th of May 1999 issued by Commercial Section of Reginal Court Pila.--

    4) Mrs. ALICJA KLOCKOWSKA, legal translator of German Language, recognised by me as one from previous business contacts.-------

Identity was confirmed by: ad 1) identity card AB 5216916, ad 2) passport nr.J0011004 valid to 05th of March 2003, ad 3) passport nr.54589667 valid to 20th of September 2004.--------------------------------------------------


SALE DEED and CONDICIONED SALE DEED

      1. Mr. Piotr Forszpaniak appointed as a legal executor of bankruptcy of company Zaklad Produkcji Drzewnej "Las" owned by Jerzy Rawczynski declared that rights of life-long interest valid to 5th of December 2089 upon a property in Trzcianka, 27 Stycznia and Koszykowa Streets and designed on geo maps as nrs.486/1, 486/2, 486/4, 486/5, 486/6, 486/7, 486/8, 486/9 486/10,
486/11, 486/12, 486/13, 486/14, 486/15, 486/16, 486/17, 486/18 with total surface of 4,0462 hectare ( four hectares, four ares and sixty two square meters) and owner s rights upon all buildings: production mill "D"- 945m2, trucks stand "B"- 360m2, central-heating building- 227m2, polishes store-41,5m2, warden s room-22,5m2, wooden containers store- 936m2, social building-325m2, social building - 191,4m2, production mill "C"- 209,9m2, warden s room-12m2, control room-30m2, administration building- 486m2, wooden containers store- 1229m2, warehouse-40m2, trucks stand "A"- 700m2, covered steel construction- 240m2, are written in Kw number 9866 of Regional Court in Trzcianka, Section of Property Books on behalf of Jerzy Rawczynski, son of Wojciech and Maria.----------------------------------

Owner rights upon land are written on behalf of National Treasury.--------- Due to a petition of 23rd of February 1998 and a sentence of Regional Court-Commercial Section in Pila dated 06th of January 1998 (act VU 22/97) in III section of the same Book was decreed bankruptcy of company Zaklady Produkcji Drzewnej "Las" in Trzcianka owned by Jerzy Rawczynski.------------------------

In section IV of the same Book are written folowing mortgages:
- mortgage of 35.000,00 zloty on behalf of PBK S.A. O/Trzcianka----------
- mortgage of 120.000,00 zloty on behalf of PBK S.A O/Trzcianka---------
- mortgage of 80.000,00 zloty on behalf of PBK S.A O/Trzcianka-----------
- mortgage of 200.000,00 zloty on behalf of PBK S.A O/Trzcianka---------
- cautionary mortgage up to 150.000,00 on behalf of Forest Administration of Tuczno.-----------------------------------------------------------------------

    And Mr. Piotr Forszpaniak, appointed as legal executor of bankruptcy of company Zaklady Przemyslu Drzewnego "Las" in Trzcianka owned by Jerzy Rawczynski declared that statement above is equal with a copy from Kw number 9866 issued by Regional Court- Property Books Section in Trzcianka dated 12th of July 1999.------------------------------------------------

    After Mr. Piotr Forszpaniak, appointed as legal executor of bankruptcy of company Zaklady Przemyslu Drzewnego "Las" in Trzcianka owned by Jerzy Rawczynski declared:--------------------------------------------------------
- parcels of land designed on geomaps with nrs. 486/4, 486/9, 486/14, 486/17 are free of construction and the rest of parcels have buildings mentioned in Property Book Kw nr.9866,----------------------------------------
- no other mortgages were made upon the property and there ara no debts on behalf of others,----------------------------------------------------------
- purchase was made in accordance of purchase of sale dated 28th of May 1993,-----------------------------------------------------------------------
- the candidat for buyer was selected by written contest of offers and its offer was accepted by Creditors Council.--------------------------------------

      2. Following documents were presented for this deed by the party:----
1) decision of Regional Court in Pila dated 28th of April 1998 to create Council of Creditors of company Zaklad Produkcji Drzewnej "Las" in Trzcianka owned by Jerzy Rawczynski,------------------------------------------
2) decision Nr.1 of Creditors Council of company Z P D "Las" in Trzcianka in state of bankruptcy dated 7th of May 1998 granting an agreement of seling by the legal executor a property as a whole or in determinated parts. Favorable opinion was given by Creditors Council about "written contest of offers" enterprise,-------------------------------------
3) decision Nr.3 of Creditors Council of company Z P D "Las" in Trzcianka in state of bankruptcy dated 10th of February 1999 accepting purchase of the very same company by "NORTHSTAR POLAND LTD" with office in Trzcianka for a price of 620.000,00 zloty,----------------------
4) a business letter dated 11th of February 1999 from the legal executor of ZPD "Las" to "NORTHSTAR POLAND LTD" informing that offer of purchasing ZPD "Las" in Trzcianka was accepted by Creditors Council for a price of 620.000,00 zloty in accordance of 113th article of bankruptcy law,-----------------------
5) decision of Minister of Internal Affairs and Administration dated 9th of September and numbered 2208/99 granting "NORTHSTAR POLAND LTD" with office in Trzcianka purchase in form of life long interest upon the property in Trzcianka, 27 Stycznia and Koszykowa Streets, Wielkpolskie County, parcels numbered:
486/1, 486/2, 486/4, 486/5, 486/6, 486/7, 486/8, 486/9, 486/10, 486/11,
486/12, 486/13, 486/14, 486/15, 486/16, 486/17, 486/18 with total surface of
4,0462 hectares and purchase of owner s rights upon all buildings and other structures existing on the land.---------------------------------------------
6) decision Nr.1/99 delivered during an Extraordinary Meeting of Partners of "NORTHSTAR POLAND LTD" with office in Trzcianka on 28th of September 1999 granting an agreement to purchase rights of life long interest upon the property in Trzcianka, 27 Stycznia 47/48 Street from the legal executor . Parcels numbered: 486/1, 486/2, 486/4, 486/5, 486/6, 486/7, 486/8, 486/9,
486/10, 486/11, 486/12, 486/13, 486/14, 486/15, 486/16, 486/17, 486/18 with total surface of 4,0462 hectares and at the same time owner s rights upon all buildings and other structures existing on the land.-----------------------

    Mr.Piotr Forszpaniak appointed as a legal executor of bankruptcy of Zaklad Produkcji Drzewnej "Las" in Trzcianka owned by Jerzy Rawczynski declared that present deed was prepared in accordance of 113th article of bankruptcy law because an object - ZPD"Las" in Trzcianka owned by Jerzy Rawczynski was purchased as whole.-------

      3. Mr. Piotr Forszpaniak appointed as a legal executor of bankruptcy of Jerzy Rawczynski owner of Zaklad Produkcji Drzewnej "Las" in Trzcianka-------

                                a r e   s e l l i n g   t o

"NORTHSTAR POLAND LTD" with office in Trzcianka rights of life long interest upon parcels of land in Trzcianka, 27 Stycznia and Koszykowa Streets numbered on goemaps as: 486/1, 486/2, 486/5, 486/6, 486/7, 486/8, 486/10, 486/11,
486/12, 486/13, 486/15, 486/16, 486/18 with total surface of 2,5662 ha (two hectares, fifty six ares, sixty two square meters) and owner s rights upon following building: production mill "D"- 945m2, trucks stand "B"- 360m2, central heating building-227m2, polishes store- 41,5m2, warden s room- 22,5m2, wooden containers store- 936m2, social building- 325m2, social building-191,4m2, production mill "C"- 209,9m2, warden s room- 12m2, control room-30m2, administration building- 486m2, wooden containers store- 1229m2, warehouse- 40m2, trucks stand "A"- 700m2, covered steel construction-240m2,-----------------------------------------------
and BJARNE HASTRUP VARRE AND ERWIN ZAJKOWSKI ACTING AS MEMBERS OF THE BOARD OF "NORTHSTAR POLAND LTD" WITH OFFICE IN TRZCIANKA
 a r e  p u r c h a s i n g

rights of life long interest upon parcels of land on behalf of the very same company, numbered on geomaps: 486/1, 486/2, 486/5, 486/6, 486/7, 486/8, 486/10, 486/11, 486/12, 486/13, 486/15, 486/16, 486/18
with total surface of 2,5662 ha (two hectares, fifty six ares, 62 square meters) and owner s rights upon buildings: production mill "D"- 945m2, trucks stand "B"- 360m2, central heating building- 227m2, polishes store- 41,5m2, warden s room- 22,5m2, wooden containers store- 936m2, social building- 325m2, social building- 191,4m2, production mill "C"- 209,9m2, warden s room- 12m2, control room- 30m2, administration building- 486m2, wooden containers store-1229m2, warehouse- 40m2, trucks stand "A"- 700m2, covered steel construction-240m2.----------------

      4. Mr. Piotr Forszpaniak appointed as legal executor of bankruptcy of Zaklad Produkcji Drzewnej "Las" in Trzcianka owned by Jerzy Rawczynski
i s   s e l l i n g

to "NORTHSTAR POLAND LTD" with office in Trzcianka rights of life long interest upon free of constructions parcels of land in Trzcianka, 27 Stycznia and Koszykowa Streets numbered on geomaps as: 486/4, 486/9, 486/14, 486/17 with total surface of 1,4800 ha (one hectar, forty eight ares) on condition that rights of priority purchase should be sustained on behalf of City Council of Trzcianka (Real Estate Legislation dated 21st of August
1997),--------

and BJARNE HASTRUP VARRE AND ERWIN ZAJKOWSKI ACTING AS MEMBERS OF THE BOARD OF "NORTHSTAR POLAND LTD" with office in Trzcianka

a r e  p u r c h a s i n g

for the very same company (on condition of priority purchase on behalf of City Council of Trzcianka) rigts of life long interest upon free of construction parcels of land in Trzcianka, 27 Stycznia and Koszykowa Streets numbered on geomaps as: 486/4, 486/9, 486/14, 486/17 with total surface of 1.4800 ha (one hectare, forty eight ares).----------------------------

      5. Propery is to be hold in buyer s possesion from today. Gains and lost are to be hold by buyer from today.------------------------------------------

      6. The party agreed on price of property as 620.000,00 (six hundred, twenty thousand) zloty which consist of:-------------------------------------
1) price of land - 120.000,00 (one hundred twenty thousand) zloty:---------
  - parcel nr.486/4 - 10.897,00 zloty,----------------------------------
  - parcel nr.486/9 - 1.877,00 zloty,-------------------------------
  - parcel nr.486/14 - 6.991,00 zloty,---------------------------------
  - parcel nr.486/17 - 24.191,00 zloty,--------------------------------
2) price of buildings and structures - 500.000,00 (five hudred thousand) which was already paid for and confirmed by seller.---------------------------

      7. In accordance with the 10th article of 3rd State Treasury Legislation and and the 94th article of punitive legislation the notary notified the party that if the State Treasury recive higher value than estabilished, additional taxes and interests are to be paid counting from today s date.---------------

      8. The cost of this deed is hold by buyers.----------------------------

      9. Copyies of this deed are to be given to the party in any number requested.--------------------------------------------------------------------

      10.Buyers declared their knowledge about rights and obligations, especially the one of obligatory annual fee paid in advance to 31st of March each year on behalf of land s owner.-------------------------------------

      11. The copy of this deed will be delivered by notary to City Council of Trzcianka to grant its pledge of priority purchase. In case of execution of rights by City Council in Trzcianka buyer is obliged to hand over the property to seller and seller is obliged to return transaction money to buyer. If rights of City Council of Trzcianka are not executed in time permitted by law or by resignation, seller is obliged to replace rights of life long interest on behalf of buyer.---------------------------------------------


   12. The party requested to insert a note in Kw number 9866, section of Property Books of Regional Court in Trzcianka on behalf of "NORHSTAR POLAND LTD" with office in Trzcianka rights of life long interest upon parcels of land numbered on geomaps as: 486/1, 486/2, 486/5, 486/6, 486/7, 486/8, 486/10, 486/11, 486/12, 486/13, 486/15, 486/16, 486/18
       with surface of 2,5662 ha (two hectares, fifty six ares, sixty two square meters) and owner s rigts upon buildings:
       production mill "D"- 945m2, trucks stand "B"- 369m2, central heating building-227m2, polishes store- 41,5m2, warden s room- 22,5m2, wooden containers store-936m2, social building- 325m2, social building-191,4m2, production mill"C"-209,9m2, warden s room- 12m2, control room-30m2, administration building-486m2, wooden containers store- 1229m2, warehouse- 40m2, trucks stand"A"- 700m2, covered steel constuction-240m2; free of any debts in accordance with 113rth article of bankruptcy law.--------------------------------------------------------

      13. Fees :------------------------------------------------ 3.650,00
          zloty - notarial fees ( 2, Min.Justice dated 12.04.1991 and modified dated 19.11.1994, 7.05.1997),------------------------------
          100,00 zloty ( 16 as above),----------------------------------------
          - 3.803,00 zloty - treasure taxes ( 58, Min.Finance dated 9.12.1994-land taxes),----------------------------------------------
          -    280,00 zloty - 8 copies of this deed---------------------------
          - 7.833,00 zloty - total amount (seven thousand, eight hundred, thirty three)-------------------------------------------------------
          VAT 22% of---------------------------------------3.650,00 zloty
          -------------------------------------------------- 803,00 zloty
          Total--------------------------------------------8.636,00 zloty

Court s fee for note in property book should be paid to Regional Court in Trzcianka, section of Property Books.

This deed was read, accepted and signatured.

A notary s stamp: An original deed holds party s signatures.
                            Repertorium "A" Nr.10258/1999
                            Copy made for party.
                            Pila, 29th of September 1999
                            Pila, twenty nineth of September of nineteen ninety nine
                            Signature of public notary



PUBLIC NOTARY S OFFICE IN PILA
ELZBIETA WADOWSKA - PUBLIC NOTARY
14 LUTEGO NR. 16 STREET
TEL., FAX. 212-26-08



                                                           COPY
                                                           Repertorium "A"
nr.12063/1999


                                        NOTARY S   DEED

On the sixteenth of November nineteen ninety nine (16.11.1999), in front of me, Elzbieta Wadowska, B.A in Law were present in my office in Pila, 14 Lutego Street following persons:

    1) Mr. PIOTR FORSZPANIAK, son of Jan and Anna, resident in Trzcianka, Mickiewicza 62/4 Street, appointed in this deed as e legal executor of bankruptcy of Zaklad Produkcji Drzewnej "Las" in Trzcianka owned by Jerzy Rawczynski. An appointment was proved by revealing the sentence of Regional Court in Pila dated 6th of January 1998 (VU 22/97) decreeing bankruptcy of company from the very same date.------------------


    2) Mr. ERWIN ZAJKOWSKI, born 18th of July 1960, Swedish citizen, declared residence in 2780 Oeiras, Quinta da Fonte Casa de Quinta, Portugal,---------------------------------------------------------------------
acting in this deed in his name as the member of the bard of "NORTHSTAR POLAND LTD" in Trzcianka, 27 Stycznia 47/48 Street which was proved by valid copy of Commercial Registration Section B Nr.1519 dated 17th of May 1999 issued by Regional Court- Commercial Section in Pila,--------------------------------

and acting in name of BJARNE HASTRUP VARRE, Norwegian citizen, declared residence in 2765 Estoril, Afonso Henriques 538 Av., Portugal, member of the board of "NORTHSTAR POLAND LTD" in Trzcianka by proxy of 29th of September 1999 nr.rep."A"/1999 issued by Public Notary s Office in Pila giving him a legal power of signing notary deed - agreement of replacement rights of life long interest upon parcels of land, free of construction, in Trzcianka, 27 Stycznia and Koszykowa Streets numbered on geomaps as: 486/4, 486/9, 486/14, 486/17 with total surface of 1,4800 ha no behalf of "NORTHSTAR POLAND LTD" in Trzcianka.--

    3) Mrs. ALICJA KLOCKOWSKA, legal translator of German Lenguage, recognized by me as the one from previous business contacts.--

Identity was confirmed by: ad 1) Identity Card - AB 5216916, ad 2) passport nr.54589667 valid to 20th of September 2004.-----------------------


                AGREEMENT OF REPLACEMENT OF RIGHTS OF LIFE LONG
                                INTEREST OF LAND

   1. Mr. Piotr Forszpaniak, appointed as a legal executor of Zaklady Produkcji Drzewnej "Las" in Trzcianka owned by Jerzy Rawczynski declared on 29th of September 1999 in office of public notary Elzbieta Wadowska (Rep."A" 10256/1999) that he sold to "NORTHSTAR POLAND LTD" in Trzcianka rights of life long interest free of construction parcels of land in Trzcianka, 27 Stycznia and Koszykowa Streets numbered on geomaps as:
      486/4, 486/9, 486/14, 486/17 with total surface of 1,4800 ha (one hectare, forty eight ares) written in Kw number 9866 Section of Property Books, Regional Court in Trzcianka for a price of 43.956,00 zloty (forty three thousand, nine hundred, fifty six):------------
      - price of parcel nr.486/4  -    10.897,00 zloty,-----------------------
      - price of parcel nr.486/9  -     1.877,00 zloty,-----------------------
      - price of parcel nr.486/14-      6.991,00 zloty,-----------------------
      - price of parcel nr,486/17-     24.191,00 zloty,-----------------------

      which was totally paid for on condition that City Council in Trzcianka will not execute its rights of priority of purchase (Real Estate Law - 21st of August 1997).---------------------------------------------------

   2. A letter of resignation from City Council was presented by party declaring that its rights of priority purchase of parcels of land numbered on geomaps as 486/4, 486/9, 486/14, 486/17 in Trzcianka, 27 Stycznia and Koszykowa Streets, with total surface of 1.4800 ha are not to be executed.---------------------------------------------------------



   3. And because of resignation of City Council in Trzcianka of priority rights of purchase Mr. Piotr Forszpaniak appointed as a legal executor of bankruptcy Zaklad Produkcji Drzewnej "Las" in Trzcianka owned by Jerzy Rawczynski---------------------------------------
                    a r e    r e p l a c i n g   o n   b e h a l f   o f
      "NORTHSTAR POLAND LTD" in Trzcianka-----------------------------
      rights of life long interest upon parcels of land, free of constuction, in Trzcianka, 27 Stycznia and Koszykowa Streets numbered on geomaps as:
      486/4, 486/9, 486/14, 486/17 with total surface of 1.4800 ha (one hectare, forty eight ares)----------------------------------------------

      and Mr. ERWIN ZAJKOWSKI ACTING AS MEMBER OF THE BOARD OF "NORTHSTAR POLAND LTD" IN TRZCIANKA AND AS A PROXY OF BJARNE HASTRUP VARRE MEMBER
    OF THE BOARD OF "NORTHSTAR POLAND LTD" IN TRZCIANKA-------------------- a g r e e s on replacement of life long interest upon parcels, free of construction, in Trzcianka, 27 Stycznia and Koszykowa streets numbered on geomaps as:
      486/4, 486/9, 486/14, 486/17 with total surface of 1.4800 ha (one hectare, forty eight ares) on behalf of the very same company.-----

   4. The cost of this deed is hold by buyer. --------------------------------

   5. Copies of this deed are to be given to the party in any number requested.--------------------------------------------------------------
   6. The party requested to insert a note in Kw number 9866 Section of Property Books of Regional Court in Pila of life long interest upon parcels of land numbered on geomaps as: 486/4, 486/9, 486/14, 486/17 with total surface of 1.4800 ha (one hectare, forty eight ares) on behalf of:-------------"NORTHSTAR POLAND LTD" IN TRZCIANKA.-------------

   7. Fees:-------------------------------------------------------------------
      ---------  100,00 zloty   -  notarial fees (  7 Min.Justice dated
      12.04.1991 and with changes dated 19.11.1997)--------------------------
      -   100,00 zloty    -   notarial fees (  16 as above)-------------------
      ---- 2.198,00 zloty   -   treasure taxes (  58 Min. Finance dated
      26.06.1992 and with changes dated 9.12.1994)---------------------
      ---      90,00 zloty   -   6 copyies of this deed-----------------------
      -------- 2.488,00 zloty - total ( two thousand, four hundred and eighty eight)
      VAT - without charge (Min.Finance dated 15.12.1997/Dz.U.Nr.156, poz.1024)---------------------------------------------------------------

      Court's fee for annotation in property book should be paid to Regional Court in Trzcianka Section of Property Books.---------------------------

      This deed was read, accepted and signatured.----------------------------


A notary s stamp: An original deed holds party s signatures
                            Repertorium "A" Nr. 12069/1999
                            Copy for the party.
                            Pila, 16th of November 1999
                            Pila, sixteenth of November of nineteen ninety nine
                            Public notary signature



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